UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2016

Rexahn Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34079	11-3516358
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15245 Shady Grove Road, Suite 455 Rockville, MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (240) 268-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On September 12, 2016, Rexahn Pharmaceuticals, Inc., a Delaware corporation (the “Company”), issued a press release announcing the initiation of stage 2 of the Phase Ib/IIa clinical trial with the novel oral anti-cancer agent RX-3117 in relapsed or refractory pancreatic cancer patients.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

99.1	Rexahn Pharmaceuticals, Inc. press release dated September 12, 2016, announcing the initiation of stage 2 of the Phase Ib/IIa clinical trial with the novel oral anti-cancer agent RX-3117 in relapsed or refractory pancreatic cancer patients.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REXAHN PHARMACEUTICALS, INC.

Date: September 12, 2016	/s/ Tae Heum Jeong
Tae Heum Jeong
Senior Vice President of Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Rexahn Pharmaceuticals, Inc. press release dated September 12, 2016, announcing the initiation of stage 2 of the Phase Ib/IIa clinical trial with the novel oral anti-cancer agent RX-3117 in relapsed or refractory pancreatic cancer patients.